USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST


                        Supplement Dated December 3, 2002
                                     To the
                          Prospectus Dated May 1, 2002

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

Effective December 3, 2002, USAllianz Advisers, LLC has entered into an agreement with Prudential Investment Management, Inc. pursuant to which Prudential has been retained as the sub-adviser of the USAZ Money Market Fund. The prospectus is therefore revised to reflect this change.

Effective December 31, 2002, Mr. A. Dale Griffin III will no longer serve as one of the Portfolio Managers for the USAZ AIM International Equity Fund. The prospectus is therefore updated on page 52 to reflect this change.


                                                                USAZPRO-001-1202